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                            VANGUARD(R) PRIMECAP FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 13, 2001

FUND OPEN TO NEW ACCOUNTS
NO LIMITS ON ADDITIONAL INVESTMENTS
MINIMUM INITIAL INVESTMENT FOR NEW ACCOUNTS
NEW REDEMPTION FEE

Effective April 23, 2001, Vanguard PRIMECAP Fund will reopen to new investors and discontinue its current limitation on additional investments by existing shareholders. The Fund's minimum initial investment amount for all new accounts, including IRAs and custodial accounts for minors, will be $25,000.
     Also, effective April 23, 2001, the Fund will begin charging a 1% transaction fee on shares redeemed (either by selling or exchanging to another Vanguard fund) within five years of purchase. This policy applies only to shares purchased on or after April 23, 2001.
     The Fund is intended for long-term investors, and it can experience substantial price fluctuations. Short-term investors who move assets in and out of the Fund because of these fluctuations create transaction costs that are borne by all shareholders. The new fee is designed to offset these costs.

                                     * * * *

Under Fees and Expenses on page 2 of the prospectus, the Redemption Fee description in the Shareholder Fees table is revised as follows:

         Redemption Fee:                                1%*

          *Shares purchases on or after April 23, 2001, are subject to a 1% redemption fee if redeemed (either by selling or exchanging to another fund) within five years of purchase. The fee is withheld from redemption proceeds and retained by the Fund. Shares purchased before April 23, 2001, or held for five years or more are not subject to the 1% fee.

Also on page 2, the hypothetical operating expenses paragraph and table is replaced with the following:
     The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

             ------------------------------------------------------
               1 Year      3 Years         5 Years       10 Years
             ------------------------------------------------------
                $154         $268           $269           $604
             ------------------------------------------------------


The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures above do not include the fee, because it only applies to shares held for less than five years.
     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example because the Fund's 1% redemption fee does not apply.

              -----------------------------------------------------
               1 Year      3 Years         5 Years       10 Years
             ------------------------------------------------------
                $49          $154           $269           $604
             ------------------------------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


Vanguard PRIMECAP Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.


(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS59 042001